Exhibit 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350

        In connection with the Quarterly Report on Form 10-Q of OCZ Technology Group, Inc. (the "Company") for the quarter ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ryan M. Petersen, President and Chief Executive Officer, of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. § 1350, that to my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 12, 2010	/s/ RYAN M. PETERSEN

Ryan M. Petersen
President & CEO
(Principal Executive Officer)